UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 1, 2011

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Stellar Pharmaceuticals Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Ontario, Canada
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-31198 (COMMISSION FILE NUMBER)	Not Applicable (I.R.S. EMPLOYER IDENTIFICATION NO.)

544 Egerton Street, London, Ontario, Canada, N5W 3Z8 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(519) 434-1540
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of Stellar Pharmaceuticals Inc. (the “Registrant”), amends Item 9.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2011 (the “Original Form 8-K”), to reflect the Registrant’s subsequent determination that (i) financial statements are not required to be included in or filed with this Current Report on Form 8-K pursuant to Item 9.01(a) of this Form 8-K and Rules 8-04(b) and (c)(1) of Regulation S-X and (ii) pro forma financial information are not required to be included in or filed with this Current Report on Form 8-K pursuant to Item 9.01(b) of this Form 8-K and Rule 8-05 of Regulation S-X.

This Amendment No. 1 does not otherwise amend or modify the disclosure contained in the Original Form 8-K, or update the disclosures contained in the Original Form 8-K to reflect any events that have occurred after the filing date of the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro Forma Financial Information - None

Not applicable.

(c)  Shell Company Transactions - None

(d)  Exhibits - None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2012

STELLAR PHARMACEUTICALS INC.

By:	/s/ Scott Langille
Name:	Scott Langille
Title:	Chief Financial Officer